EXHIBIT 99.1

PROSPECTUS SUPPLEMENT                                 REGISTRATION NO. 333-37980
(To Prospectus dated January 29, 2002)







                        1,000,000,000 Depositary Receipts
                         Market 2000+ HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated January 29, 2002 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

         The share amounts specified in the table on pages 10 and 11 of the base prospectus shall be replaced with the following:

                                                                                     Share         Primary
                              Name of Company                         Ticker        Amounts    Trading Market
           --------------------------------------------------        --------     ----------- ----------------
           Agere Systems Inc. Class A(1)                              AGR.A         .043117         NYSE
           Agere Systems Inc. Class B(1)                              AGR.B        1.058252         NYSE
           AOL Time Wamer Inc.                                         AOL             6            NYSE
           American International Group, Inc.                          AIG             2            NYSE
           Astrazeneca p.l.c. *                                        AZN             4            NYSE
           AT&T Corp.                                                   T              6            NYSE
           AT&T Wireless Services, Inc.                                AWE          1.9308          NYSE
           AVAYA Inc.                                                   AV           .3333          NYSE
           BellSouth Corporation                                       BLS             5            NYSE
           BP p.l.c. *                                                  BP             3            NYSE
           Bristol-Myers Squibb Company                                BMY             3            NYSE
           BT Group p.l.c.                                             BTY             2            NYSE
           Cisco Systems, Inc.                                         CSCO            3           NASDAQ
           Citigroup Inc.                                               C              3            NYSE
           The Coca-Cola Company                                        KO             3            NYSE
           Dell Computer Corporation                                   DELL            5           NASDAQ
           Deutsche Telekom AG *                                        DT             5            NYSE
           Eli Lilly and Company                                       LLY             2            NYSE
           EMC Corporation                                             EMC             2            NYSE
           Exxon Mobil Corporation                                     XOM             4            NYSE
           France Telecom *                                            FTE             2            NYSE
           General Electric Company                                     GE             3            NYSE
           GlaxoSmithKline p.1.c.                                      GSK             3            NYSE
           Hewlett-Packard Company                                     HPQ             4            NYSE
           Home Depot, Inc.                                             HD             4            NYSE
           Intel Corporation                                           INTC            2           NASDAQ
           International Business Machines Corporation                 IBM             2            NYSE
           JDS Uniphase Corporation                                    JDSU            2           NASDAQ
           Johnson & Johnson                                           JNJ             4            NYSE
           LM Ericsson Telephone Company *                            ERICY            9           NASDAQ
           Lucent Technologies Inc.                                     LU             4            NYSE
           McDATA Corporation)                                        MCDTA         0.07361        NASDAQ
           MCI Group                                                   MCIT           0.2          NASDAQ
           Merck & Co., Inc.                                           MRK             3            NYSE
           Microsoft Corporation                                       MSFT            3           NASDAQ
           mmO2 p.l.c.                                                 OOM             2            NYSE
           Morgan Stanley Dean Witter & Co.                            MWD             2            NYSE


                                                                                  (continued on following page)

                                                                                     Share         Primary
                              Name of Company                         Ticker        Amounts    Trading Market
           --------------------------------------------------        --------     ----------- ----------------
           Nippon Telegraph and Telephone Corporation *                NTT             3            NYSE
           Nokia Corp. *                                               NOK             4            NYSE
           Nortel Networks Corporation                                  NT             2            NYSE
           Novartis AG *                                               NVS             5            NYSE
           Oracle Corporation                                          ORCL            4           NASDAQ
           Pfizer Inc.                                                 PFE             4            NYSE
           Qwest Communications International Inc.                      Q              4            NYSE
           Royal Dutch Petroleum Company  *                             RD             3            NYSE
           SBC Communications Inc.                                     SBC             4            NYSE
           Sony Corporation *                                          SNE             2            NYSE
           Sun Microsystems, Inc.                                      SUNW            4           NASDAQ
           Syngenta AG                                                 SYT          1.03860         NYSE
           Texas Instruments Incorporated                              TXN             3            NYSE
           Total Fina Elf S.A. *                                       TOT             2            NYSE
           Toyota Motor Corporation *                                   TM             2            NYSE
           Verizon Communications                                       VZ             4            NYSE
           Viacom Inc.-CI B                                           VIA.B            3            NYSE
           Vodafone Airtouch p.l.c. *                                  VOD             5            NYSE
           Wal-Mart Stores Inc.                                        WMT             4            NYSE
           WorldCom, Group                                             WCOM            5           NASDAQ
           Zimmer Holdings, Inc.                                       ZMH            0.3           NYSE


           ____________________________________
           * The securities of this non-U.S. company trade in the United States as American depositary receipts.

           (1) As a result of the spin-off of Agere Systems Inc. (Class A Common Stock) and Agere Systems Inc. (Class B Common Stock) from Lucent Technologies Inc., Agere Systems Inc. (Class A Common Stock) and Agere Systems Inc. (Class B Common Stock) will be included in Market 2000+ HOLDRS. Effective June 6, 2002, 0.043117 shares of Agere Systems Inc. (Class A Common Stock) and 1.058252 shares of Agere Systems Inc. (Class B Common Stock) are included in each round-lot of 100 Market 2000+ HOLDRS.

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is June 30, 2002.